UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
CASTELLUM, INC.
_________________________________________________________________________________________________
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3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814
Telephone: (301) 961-4895

April 10, 2023
Fellow Stockholders:
You are cordially invited to attend our 2023 Annual Meeting of Stockholders on Thursday, May 25, 2023 at 10:00 a.m. (Eastern Time), at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA 22102. The 2023 Annual Meeting will be conducted in person and virtually via live audio webcast.
All Castellum, Inc. stockholders of record at the close of business on March 31, 2023 are welcome to attend the 2023 Annual Meeting, but it is important that your shares are represented at the 2023 Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible.
Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year's meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of Castellum, Inc.
Sincerely,
/s/ Mark C. Fuller
Mark C. Fuller
President and Chief Executive Officer

Castellum, Inc.
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

Notice of Annual Meeting of Stockholders

Thursday, May 25, 2023
10:00 a.m. Eastern Time
Pillsbury Winthrop Shaw Pittman LLP
1650 Tysons Blvd, Suite 1400
McLean, VA 22102
The principal business of the Annual Meeting will be to:
1.Elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2023; and
3.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the Annual Meeting in person or by proxy if you were a holder of record of our common stock, Series A preferred stock, and/or Series C preferred stock (collectively, "stockholders") at the close of business on March 31, 2023. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.
By Order of the Board of Directors,
/s/ Jay O. Wright
Jay O. Wright
Secretary and General Counsel
Bethesda, MD
April 10, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2023:
The Notice of Annual Meeting, Proxy Statement, and our Annual Report on Form 10-K are available electronically at www.proxyvote.com

Castellum, Inc.
Proxy Statement

Delinquent Section 16(a) Reports	24

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Voting Matters and Board Recommendations

Proposal	The Board’s Recommendations	Page
1. Elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.	FOR each Director Nominee	5
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2023.	FOR	31
The Company may transact any other business that may properly be brought before the Annual Meeting.
How to Vote
Internet
www.proxyvote.com (prior to 11:59 p.m. Eastern Time on Wednesday, May 24, 2023.)
Telephone
1-800-690-6903 (prior to 11:59 p.m. Eastern Time on Wednesday, May 24, 2023.)
Mail
Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.
In Person
You may vote in person at the Annual Meeting. You must request a ballot when you arrive.

PROXY STATEMENT	3

Proposal 1: Election of Directors
The Board recommends a vote FOR each director nominee.

				Committee Memberships
Name and Principal Occupation	Independent	Age	Director Since	AC	CC	NGC
Mark S. Alarie Angel Investor	Yes	59	2022		ò	ò
John F. Campbell President, John F. Campbell & Associates	Yes	65	2022		ò	ò
Bernard S. Champoux Senior Vice President, CEO, Head of Government Relations, Hanwha Defense USA	Yes	68	2022	ò	ò	ò
Patricia Frost Senior VP of HR, Internal Communications & Community Engagement, Seagate Technology Holdings	Yes	57	2022	ò	ò
Mark C. Fuller President and Chief Executive Officer, Castellum, Inc.	No	67	2019
C. Thomas McMillen President and CEO, Lead 1 Association	Yes	70	2022	ò		ò
Jay O. Wright General Counsel, Chief Strategy Officer, Castellum, Inc.	No	53	2019
Key to Committees:

AC	Audit Committee	CC	Compensation, Culture, and People Committee	NGC	Nominating and Governance Committee

4	Castellum, Inc.

Proposal No. 1
Election of Directors
Our Certificate of Incorporation provides that our Board must consist of one or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. On March 8, 2023, the Nominating and Governance Committee recommended to the Company's Board of Directors that the size of the Board be reduced from nine members to seven members and the individuals identified below stand for re-election. The Board of Directors unanimously approved the recommendation of the Nominating and Governance Committee.
There are seven nominees for election to the Board of Directors at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than seven individuals in the election of directors at the Annual Meeting.
Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted "FOR" the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the Annual Meeting.
The table below sets forth information with respect to our directors as of April 10, 2023:

Name	Age	Positions with the Company
Mark S. Alarie	59	Director
John F. Campbell	65	Director
Bernard S. Champoux	68	Director, Chair
Patricia Frost	57	Director
Mark C. Fuller	67	Director, President, Chief Executive Officer
C. Thomas McMillen	70	Director
Jay O. Wright	53	Director, Vice Chair, General Counsel, Chief Strategy Officer, Secretary
Biographical information for each director is contained in the following section.

PROXY STATEMENT	5

Proposal No. 1 - Election of Directors

Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees:

Mark S. Alarie
Mr. Alarie has been a director since October 12, 2022, the date on which the Company's registration statement ("Registration Statement") was effective with the Securities and Exchange Commission ("SEC") in connection with its public offering of common stock ("Public Offering"). Mr. Alarie is currently an angel investor focusing on equity investments in early-stage technology companies in the United States. Mr. Alarie joined ICertainty in May of 2008 and assumed the role of president in January of 2009 before leaving the company in 2012. Prior to joining ICertainty, Mr. Alarie was co-founder and principal at CameronBlue Capital in McLean, Virginia after leaving his role as principal at CrossHill Financial Group. As a private equity fund manager and investor at CrossHill and CameronBlue, Mr. Alarie focused his time on cultivating relationships and making investments in technology-related companies in the DC region, particularly computer software companies. Prior to his private equity career, Mr. Alarie worked at both Legg Mason and Alex Brown investment banks in Baltimore, servicing the institutional investors of both. After graduating from Duke University, Mr. Alarie played for the Denver Nuggets and Washington Bullets (now Wizards) for six years. Mr. Alarie holds a Bachelor of Arts in economics from Duke University and a Master’s degree in business administration from the Wharton School of the University of Pennsylvania.

Mr. Alarie brings extensive leadership, business, and finance experience to the Board of Directors. His experience as a private equity fund manager and investment banker focused on technology-related companies has given him broad understanding and experience, particularly relating to business and finance matters impacting the Company.

John F. Campbell
Mr. Campbell has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. He has served as an advisory board member since October 2019. Mr. Campbell founded John F. Campbell & Associates in May 2016 and has served as the president since that time. Mr. Campbell currently serves as an outside director of BAE Systems, Inc., an American subsidiary of British defense, security, and aerospace company BAE Systems, a public limited company and Rolls Royce North America, Inc. an American subsidiary of multinational corporation Rolls-Royce, a public limited company. He also serves as a director to IAP, a privately owned company and serves on the advisory board for AM General, the manufacturer of the Hummer and Humvee. Mr. Campbell retired from the U.S. Army at the rank of four-star general after 37 years of active service. He has over 20 years of service principally in command and leadership assignments in a broad mix of U.S. Army and joint organizations and cultures within the Department of Defense. Mr. Campbell has a documented ability to provide senior management experience leading large, complex organizations ranging in size from 700 to 1.2 million in peace and combat operations. Mr. Campbell is adept at providing intellectual and organizational leadership, defining and solving complex problem sets and working with people to accomplish difficult tasks in high stress, dynamic settings. Mr. Campbell is an expert at strategic analysis, strategic communications, assessing strategic risk, planning and developing policy in an interagency context, developing and managing relationships, working with Congress and working with international leaders. Mr. Campbell holds a Bachelor of Science in engineering from the United States Military Academy and Master’s degree in public administration from Golden Gate University.

Mr. Campbell brings extensive business, operating, and leadership experience to the Board of Directors. His experience in the U.S. Army, as a consultant, and as a board and audit committee member to other public companies has given him broad understanding and expertise, particularly relating to business, finance, accounting, and corporate governance matters impacting the Company.

6	Castellum, Inc.

Proposal No. 1 - Election of Directors

Bernard S. Champoux
Mr. Champoux has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. Champoux has served as an advisory board member since January 24, 2022. Since May 2017 Mr. Champoux has served as the senior executive vice president, chief executive officer and head of government relations for Hanwha Defense USA. Hanwha Defense USA is a provider of global defense solutions. Prior to that time, he acted as a consultant for Lockheed Martin, L3, CENTRA Technology, Analytical Services (ANSER), and the Defense Science Board. Mr. Champoux served nearly 39 years in the U.S. Army commanding from platoon through field army in light, mechanized, and motorized infantry, with multiple tours in the Rangers, and numerous operational deployments including over three years in combat. He was the executive officer to the Commander in Chief, U.S. Southern Command and the executive assistant to the Vice Chairman of the Joint Chiefs of Staff. Mr. Champoux was also the deputy and chief of legislative liaison, Office of the Secretary of the U.S. Army. Mr. Champoux holds a Bachelor of Arts in sociology from Saint Anselm College and is a graduate of the U.S. Army War College, and the Executive Leadership Program, Kenan-Flagler Business School, University of North Carolina, Chapel Hill.

Mr. Champoux brings extensive business, operating, and leadership experience to the Board of Directors. His experience as a chief executive officer, consultant, and his time in the U.S. Army has given him broad understanding and expertise, particularly relating to business, finance, accounting, and other matters impacting the Company.

Patricia Frost
Ms. Frost has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Ms. Frost has previously served as a member of the advisory board since October 22, 2019. Since 2018 Ms. Frost has served as a strategic cyber advisor to Partners In Performance, America, a cyber-security consulting firm. Since 2019 she has also served as a senior vice-president of human resources, internal communications and community engagement to Seagate Technology Holdings, a public limited company. From 2018 to 2020 she was a senior advisor to Thayer Leader Development Group, where she was a leadership advisor to Fortune 500 companies. From 1987 to 2018 Ms. Frost was a Major General in the U.S. Army and served as the first-ever director responsible for strategy, budget, and policy for the U.S. Army’s cyber capabilities. She has led strategic alignment and problem-solving initiatives among interagency and international partners, with three decades of experience in Asia and the Middle East. Ms. Frost received a Bachelor of Arts in political science from Rutgers University – New Brunswick, a Master’s degree in military strategic intelligence from National Intelligence University, a Master’s degree in human resources development from Webster’s University and a Master’s degree in strategic studies from U.S. Army War College.

Ms. Frost brings extensive leadership, business, and human resources experience to the Board of Directors. Her experience as a strategic advisor, senior vice-president of human resources, and time in the U.S. Army has given her broad understanding and expertise, particularly relating to business, accounting, human resources, and talent management matters impacting the Company.

PROXY STATEMENT	7

Proposal No. 1 - Election of Directors

Mark C. Fuller
Mr. Fuller was appointed a director, Chair of the Board, Chief Executive Officer and President on June 11, 2019 in connection with the acquisition of Bayberry Capital, Inc. From September 2017 to December 2020 Mr. Fuller was the chief executive officer and senior advisor to Techshot Lighting LLC where he was responsible for expanding the company’s products into new markets. Techshot Lighting LLC manufactures, markets, and sells tactical shelter lighting systems. From December 2016 to December 2020, Mr. Fuller served as a vice-president to the national capital region and a board member to Main Nerve Federal Services, Inc. where he was responsible for account management and mergers and acquisitions. Main Nerve Federal Services, Inc. provides cyber-security products and services to the federal government. Mr. Fuller is an accomplished leader and manager with over forty years of experience in public and private companies, large corporations, and start-up ventures with businesses in the commercial and government sectors across various industries, including telecommunications, Internet, software, cyber security, energy management, renewable energy, real estate, and consulting. In 2003 he was a founding shareholder and chief executive officer of Chesapeake Government Technologies, which was acquired by Widepoint Corporation (Amex: WYY) in 2004 where he served as a director. He has also led and been involved in various mergers and acquisitions. Mr. Fuller is a graduate of the United States Military Academy at West Point, New York where he received a Bachelor of Science degree in engineering. He also earned Series 7 and 66 qualifications.

Mr. Fuller brings significant business, operational, and leadership experience to the Board of Directors. His experience with businesses in the areas of networks and network security, as well as knowledge of government contracting and financial operations, has given him strong background from which to lead.

C. Thomas McMillen
Mr. McMillen has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. McMillen has previously served as a member of the advisory board since February 2022. Since 2015 Mr. McMillen has served as the president and chief executive officer of Lead 1 Association (formerly the DIA Athletic Directors Association), which advocates on behalf of the athletics directors of 130 of the premier college athletic programs. Mr. McMillen has served as a director of Nexstar Media Group since July 2014 and also serves on its nominating and corporate governance committee. He previously served as Timios National Corporation’s (formerly Homeland Security Capital Corporation) chief executive officer and chairman of the board from August 2005 and as its president from July 2011 to February 2014. From May 2013 to May 2016, Mr. McMillen served as an independent director of RCS Capital Corporation. From 1987 through 1993, Mr. McMillen served three consecutive terms in the U.S. House of Representatives representing the 4th Congressional District of Maryland. During his career, Mr. McMillen has been an active investor, principal, and board member in companies in the cellular, paging, healthcare, motorcycle, environmental technology, broadcasting, real estate, and insurance industries. Mr. McMillen was formerly a member of the board of regents of the University of Maryland System and was the founding chairman and current chairman of the National Foundation on Physical Fitness, Sports, and Nutrition. Mr. McMillen holds a Bachelor of Science in chemistry from the University of Maryland, a Bachelor of Arts in politics and a Master’s degree in philosophy and economics from Oxford University, where he was a Rhodes Scholar. Mr. McMillen is the author of Out of Bounds, First Edition (Simon & Schuster, January 1, 1992).

Mr. McMillen brings extensive leadership, business, and finance experience to the Board of Directors. His experience as a president and chief executive officer, congressional representative, board member and nominating and corporate governance committee member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance and corporate governance matter impacting the Company.

8	Castellum, Inc.

Proposal No. 1 - Election of Directors

Jay O. Wright
Mr. Wright was appointed a director, Vice Chair of the Board, General Counsel, Treasurer and Secretary on June 11, 2019 in connection with the acquisition of Bayberry Capital, Inc.. He resigned his position as Treasurer on February 28, 2023 and was appointed as Chief Strategy Officer on March 1, 2023. Since January 2017 Mr. Wright has been the sole owner, a director and served as President of Bayberry Capital, Inc. and, since March 2020, Bayberry Securities, Inc. Bayberry Capital, Inc. provides consulting and business development services to clients in the government contracting, managed and IT services, cybersecurity, software, manufacturing, distribution, and other industries. Bayberry Securities, Inc. is a broker-dealer and member of the Financial Industry Regulatory Authority. Mr. Wright has significant experience with publicly traded companies, including serving as a chairman and chief executive officer for more than five years with a telecommunications services company and serving as the chief financial officer for a Nasdaq listed wireless communications company for two years. Mr. Wright has served as a director on numerous boards for both profit and not-for-profit companies, which included serving as chairman of the board, as well as chairing finance/investment, audit, and development committees. Previously, Mr. Wright worked as an investment banker with Merrill Lynch in New York and worked as a mergers and acquisitions lawyer with Foley & Lardner in Chicago and Skadden, Arps, Slate, Meagher & Flom LLP in New York. Mr. Wright received his Juris Doctor degree from the University of Chicago Law School and his Bachelor of Science degree in business administration from Georgetown University, summa cum laude, where he also serves as an adjunct finance professor. Mr. Wright is the co-author of the Sixth and Seventh editions of Finance and Accounting for Nonfinancial Managers, (Perseus Books, 2010; 2015). Mr. Wright is a member of the Illinois state bar and is Series 7, 24, and Series 66 qualified. Mr. Wright’s significant financial, investment, and other experience allows him to be qualified as a financial expert.

Mr. Wright brings extensive leadership, business, finance, accounting, and legal experience to the Board of Directors. His experience as an attorney, investment banker, chief financial officer, chief executive officer, and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance, and legal matters impacting the Company.

Biographies of Directors Who Served in 2022

Laurie M. Buckhout
Mrs. Buckhout, 61, was appointed as chief executive officer of the Company's subsidiary, Corvus Consulting, Inc., on November 21, 2019, on a transition basis for a period of 90 days and thereafter as the Chief Revenue Officer of the Company. Ms. Buckhout was elected to our Board on November 26, 2019. From February 2012 until November 2019 Ms. Buckhout was the founder, director, and chief executive officer of Corvus Consulting Group, a defense consulting business that was subsequently purchased by the Company. Prior to founding Corvus, Ms. Buckhout served as a director of defense business development for TASC, Inc., a defense services company, and before that, she was vice president of business development for Lanmark Technologies, Inc., also a defense services company. Ms. Buckhout served twenty-six years in the U.S. Army, serving around the world and culminating in the rank of Colonel, with two combat tours in Iraq. During that time, her field of service was military communications, cyberspace operations, and electronic warfare. Ms. Buckhout holds a Bachelor of Science in English from James Madison University, a Master’s degree in military arts and science from the U.S. Army Command and General Staff College and a Master’s degree in IT management from Webster University.

PROXY STATEMENT	9

Proposal No. 1 - Election of Directors

Emil Kaunitz
Mr. Kaunitz, 79, was appointed a director and has also served as the president of Specialty Systems, Inc. ("SSI") since August 12, 2021. Prior to the Company’s acquisition, Mr. Kaunitz was the founder, owner, manager, and president of SSI since 1978, a company specializing in developing, enhancing, and supporting aircraft carrier flight deck systems and aircraft maintenance systems for the U.S. Navy. For the U.S. Army, SSI has supported the installation of ISR systems in aircraft and has evolved and developed warfighter enhancing products for technology insertion into current systems and doctrine. Mr. Kaunitz has served as a consultant for the Naval Air Warfare Center, Lakehurst, where he evolved and implemented the strategy to migrate avionics test program and automatic test equipment support to the U.S. Navy depots. He chaired the Save Lakehurst Base Committee since 1995 and now serves on the Governor’s Council for Armed Forces and Military Affairs and the Defense Enhancement Coalition to advocate for Joint Base McGuire, Dix, Lakehurst. Previously, he worked on the Polaris Submarine Program as a navigation specialist, served on intelligence ships, program managed system developments including the Computer Aided Operations Facility for the Merchant Marine Academy at Kings Point, and developed ships collision avoidance systems. Mr. Kaunitz received his Bachelor of Science in physics from Ohio Northern University and a Master of Science degree in computer science from Pratt Institute.
Mrs. Buckhout and Mr. Kaunitz were not nominated for re-election to the Board of Directors.
Involvement by Officers or Directors in Certain Legal Proceedings
In October 2016, Nutroganics, Inc., a company in the natural foods industry, closed and filed for bankruptcy in the State of Delaware. Jay O. Wright, one of our executive officers and a director, was the secretary, treasurer and a director of Nutroganics, Inc. within two years of its bankruptcy. Prior to its bankruptcy, Nutroganics, Inc. traded in the over-the counter market under the ticker “NUTT”.
In January 2016, RCS Capital Corporation, a financial services company, filed a petition with the consent of a majority of its directors to reorganize under Chapter 11 of the federal bankruptcy code in the State of Delaware. C. Thomas McMillen, a director since October 12, 2022, was a director of RCS Capital Corporation within two years of its bankruptcy. Prior to its bankruptcy, RCS Corporation traded on the New York Stock Exchange under the ticker “RCAP”.
On or about December 29, 2014, a securities class action lawsuit was filed in the U.S. District Court, Southern District of New York against RCS Corporation and certain of its affiliates, officers, and directors, including C. Thomas McMillen, alleging false and misleading statements pertaining to the company’s financial position and future business prospects. The case is Weston v. RCS Capital Corporation, No. 14-cv-10136 (S.D.N.Y.). The case was settled in September 2017 without recourse to the independent directors of RCS Corporation, including Mr. McMillen.
Other than as noted in the preceding paragraphs, to our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:
    1.    any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
    2.    any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
    3.    being subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
    4.    being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
    5.    being the subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of any Federal or state securities

10	Castellum, Inc.

Proposal No. 1 - Election of Directors
or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.
None of our directors, officers, affiliates, or any beneficial owner of 5% or more of our common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to us, or any of our subsidiaries.

The Board recommends a vote "FOR" the election of Ms. Frost and Messrs. Alarie, Campbell, Champoux, Fuller, McMillen, and Wright as directors of the Company.

PROXY STATEMENT	11

Corporate Governance
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines are available without charge on the Corporate Governance portion of our website, http://www.castellumus.com.
Code of Ethics and Business Conduct
Our Board has adopted the Castellum, Inc. Code of Ethics and Business Conduct , which applies to all of our employees, officers, and directors, including our chief executive officer ("CEO"), our chief financial officer and our other executive and senior financial officers. The full text of our Code of Ethics and Business Conduct may be accessed without charge on the Corporate Governance portion of our website, http://www.castellumus.com. We will disclose on the Corporate Governance portion of our website any amendment to our Code of Ethics and Business Conduct or any waiver granted to an executive officer or director under it. In the fiscal year ended December 31, 2022 , no such waivers were sought or granted. The information found on the Company's website is not part of this Proxy Statement nor is it incorporated into any other filings the Company makes with the SEC.
Director Independence
Five of our seven current directors are independent under our Corporate Governance Guidelines and applicable NYSE American LLC ("NYSE American") listing standards. For a director to be considered independent, the Board must determine, after consideration of all relevant facts and circumstances, that the director has no material relationship with the Company directly, or as a partner, or officer of an organization that has a relationship with the Company. The independence criteria adopted by the Board are set forth in the Company's Corporate Governance Guidelines.
The Board has determined that Ms. Frost and Messrs. Alarie, Campbell, Champoux, and McMillen are independent under the criteria for directors established by the NYSE American and the independence criteria adopted by the Board. As a result, we currently have a majority of independent directors and satisfy the applicable rule of the NYSE American. Messrs. Fuller and Wright are employees of the Company and are not independent under the NYSE American listing standards or our Corporate Governance Guidelines, which can be found on the Corporate Governance portion of our website, http://www.castellumus.com.
Risk Oversight
Our full Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility for risk management both directly and through its committees. Our full Board also considers specific risk topics, including risks associated with our strategic plan, business operations, and capital structure. In addition, our Board regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risk and exposures involved with their respective area of responsibility.
As of October 12, 2022, our Board has delegated to the Audit Committee oversight of our risk management process. Our other board committees, including the Compensation, Culture, and People Committee and the Nominating and Corporate Governance Committee also consider and address risk as they perform their respective committee responsibilities. All committees report to our full Board as appropriate, including when a matter rises to the level of a material or enterprise level of risk. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore,

12	Castellum, Inc.

Corporate Governance
our Board and its committees receive reports from our auditors and other advisors and may meet in executive sessions with them.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•Have a genuine interest in our Company and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of business and financial affairs.
•Have no conflict of interest or relationships that might interfere with his or her independence for purposes of compliance with SEC rules, the NYSE American listing standards, and Nevada corporate law and no impediment that would interfere with the duty of loyalty owed to Castellum, Inc. and our stockholders.
•Possess judgment, skill, and experience with other organizations operating in the areas of technology, government contracting, or military experience.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Castellum, Inc. as a director.
•Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in the areas of technology, government contracting, or military experience and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE American is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Amended and Restated Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section below entitled "Frequently Asked Questions and Answers on Meeting and Voting - How do I recommend a director nominee?"
Gender Diversity Policy
Our Board of Directors is committed to nominating the best individuals to fulfill director and executive roles. Our Board of Directors has not adopted policies relating to the identification and nomination of women directors and executives as it does not believe that it is necessary in the case of our Company to have such written policies at this time. Our Board of Directors believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience, and expertise required to achieve effective stewardship and management. We have not adopted a

PROXY STATEMENT	13

Corporate Governance
target regarding women on our board or regarding women in executive officer positions as our Board of Directors believes that such arbitrary targets are not appropriate for our Company.
Director Term Limits
Our Board of Directors has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals serving as directors as it does not believe that such a limit is in the best interests of our Company. Our Nominating and Corporate Governance Committee will annually review the composition of our Board of Directors, including the age and tenure of individual directors. Our Board of Directors will strive to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders. No annual meeting of stockholders was held during the fiscal year ended December 31, 2022.
Related-Party Transaction Policy
We adopted a written related person transactions policy pursuant to which related persons, namely our executive officers, directors, and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us, in which the amount involved exceeds $120,000, without the consent of our Audit Committee or any other body of the Board of Directors comprised solely of independent directors. Any request for us to enter into or materially modify or amend certain such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Secretary any such proposed related person transaction, who is required to provide notice of such proposed related person transaction to the Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms at least as favorable as terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.
Board Leadership Structure
Our Amended and Restated Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board, and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. As of October 12, 2022, Mr. Champoux was appointed Chair of the Board.
As Chair of the Board, Mr. Champoux’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as chair of board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders, and the public. The Company does not have a lead independent director, because the Chair is an independent director.
We will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

14	Castellum, Inc.

Corporate Governance
Board Meetings and Committees
Prior to October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering, the Board consisted of four members, who did not meet in person between January 1, 2022 and October 11, 2022 and acted by unanimous consent on seven occasions. From October 12, 2022 to December 31, 2022, the Board of Directors met three times.
As of October 12, 2022, the date on which our Registration Statement was deemed effective with the SEC, the standing committees of our Board consist of an Audit Committee, a Compensation, Culture, and People Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each of the committees reports to our Board as they deem appropriate and as our Board may request. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee of our Board has a written committee charter that set out the mandate of such committee, including the responsibilities of the chair of such committee.
In 2022, each director attended at least 75% of the meetings of the Board and the committees on which he or she serves. The full text of each committee charter is available without charge on the Corporate Governance portion of our website, http://www.castellumus.com. From time to time, our Board may also establish other special committees when necessary to address specific issues.
Advisory Board
In January 2020, the Board established an advisory board of business professionals (the "Advisory Board") who each bring unique knowledge, skills, and perspective which augment the knowledge and skills of the Board of Directors in order to guide the organization more effectively. The Advisory Board consists of six individuals including Trey Blalock, F. Austin Branch, Alan Lynn, James Moran, Craig Nixon and Chuck Zingler. Prior to serving on the Board of Directors, Ms. Frost and Messrs. Campbell, Champoux and McMillen were members of the Advisory Board.
As consideration for serving on the Advisory Board the Company will issue to each advisor, at his or her election, either (i) 7,500 shares of the Company’s common stock or (ii) 25,000 stock options to purchase common stock of the Company. In the event the advisor elects to receive compensation in the form of stock options, the terms of the stock option agreement shall be consistent with those issued to other consultants under the Company’s 2021 Stock Incentive Plan.
Communications with Directors
Stockholders, or other interested parties, who wish to contact our Board may send written correspondence, in care of our Corporate Secretary to Castellum, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814. Communications may be addressed to an individual director, to the non-management directors as a group, or to the Board as a whole, marked as confidential or otherwise. Communications not submitted confidentially, which are addressed to directors that discuss business or other matters relevant to the activities of our Board, will be preliminarily reviewed by the office of the Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the Board has requested that the following items not be distributed to directors because they generally fall into the purview of management, rather than the Board: junk mail and mass mailings, service complaints and inquiries, résumés and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations, and advertisements.

PROXY STATEMENT	15

Corporate Governance

Audit Committee
Our Audit Committee met one time during 2022. As of October 12, 2022, our Audit Committee consists of three of our directors, C. Thomas McMillen, Bernard S. Champoux, and Patricia Frost, each of whom meets the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and NYSE American rules. Mr. McMillen serves as chair of our Audit Committee. Our Board has determined that Mr. McMillen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). This designation does not impose on any of them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our board of directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, evaluation, and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee, and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Compensation, Culture, and People Committee
Our Compensation, Culture, and People Committee met one time during 2022. As of October 12, 2022, the Compensation, Culture, and People Committee consists of four of our directors, Patricia Frost, Bernard S. Champoux, Mark S. Alarie, and John F. Campbell, each of whom meets the definition of “independent director” under Rule 16b-3 promulgated under the Exchange Act. Ms. Frost serves as chair of our Compensation, Culture, and People Committee.
The Compensation, Culture, and People Committee is responsible for, among other things:
•reviewing key employee compensation goals, policies, plans, and programs;
•reviewing compensation of our directors, Chief Executive Officer, and other executive officers;
•producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;
•reviewing and approving employment agreements and other similar arrangements between us and our executive officers;
•administering our stock plans and other incentive compensation plans;

16	Castellum, Inc.

Corporate Governance
•selecting, retaining, overseeing, and assessing the independence of our compensation consultants, legal counsel, and other advisors; and
•such other matters that are specifically delegated to the Compensation, Culture, and People Committee by our Board from time to time.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our Board of Directors or Compensation, Culture, and People Committee. None of the members of our Compensation, Culture, and People Committee, when appointed, will have at any time been one of our officers or employees.

Nominating and Governance Committee
Our Nominating and Governance Committee did not meet during 2022. As of October 12, 2022, our Nominating and Corporate Governance Committee consists of four of our directors, John F. Campbell, C. Thomas McMillen, Mark S. Alarie, and Bernard S. Champoux, each of whom meets the definition of “independent director” under the rules of the NYSE American. Mr. Campbell serves as chair of our Nominating and Corporate Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;
•identifying and screening individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•overseeing the organization of our Board to discharge our board’s duties and responsibilities properly and efficiently;
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•reviewing succession planning for our executive officers and evaluating potential successors;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.

PROXY STATEMENT	17

Director Compensation
Our non-employee directors receive equity and cash compensation for their service as members of our Board. Non-employee directors receive annual cash compensation of $60,000, which is paid quarterly, for service on our Board and additional annual compensation, which is paid quarterly, for service as Chair of the Board of Directors and Chair of a committee, as follows:
•Board of Directors – $15,000;
•Audit Committee - $15,000;
•Compensation, Culture, and People Committee – $10,000; and
•Nominating and Governance Committee – $10,000.
Each non-employee director receives a grant of restricted common stock at each annual meeting with a grant date fair value of $60,000, which vests ratably over the twelve months following the date of grant. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings. Directors who are Castellum, Inc. employees receive no compensation for their service as members of our Board.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during the fiscal year ended December 31, 2022. Mark C. Fuller, our President and Chief Executive Officer and Jay O. Wright our General Counsel and Chief Strategy Officer, receive no compensation in connection with their service as directors and, accordingly, they are omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Mark S. Alarie	$15,000	$15,000	—	$30,000
John F. Campbell	$15,000	$39,750	—	$54,750
Bernard S. Champoux	$15,000	$15,000	—	$30,000
Patricia Frost	$15,000	$39,750	—	$54,750
C. Thomas McMillen	$15,000	$39,750	—	$54,750
(1)Represents the aggregate grant-date fair value of stock options to purchase 25,000 shares of common stock issued to Ms. Frost, and Messrs. Campbell and McMillen on January 1, 2022 as compensation for service on the advisory board, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718, which were fully vested on December 31, 2022. The grant-date fair value is based on $3.30 per share, the closing price of our common stock on the grant date. Represents the aggregate grant-date fair value of 12,500 shares of common stock granted to each non-employee director on October 13, 2022, calculated in accordance with ASC Topic 718, which were fully vested at December 31, 2022. The grant-date fair value is based on $1.20 per share, the closing price of our common stock on the grant date. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 17, 2023 .

18	Castellum, Inc.

Executive Officers Who Are Not Directors

David T. Bell
David T. Bell, 52, was appointed our Chief Financial Officer on April 25, 2022. Prior to joining the Company since 2006 Mr. Bell was an audit partner for Deloitte & Touche LLP, (“Deloitte”) most recently working in the greater Washington, D.C. area where he has a proven track record leading service engagements and advising C-suite and boards of public and private companies in aerospace and defense, technology, and other industries. Mr. Bell has extensive knowledge of revenue recognition, leases, derivatives, consolidation, and internal controls. While at Deloitte, in addition to serving as the lead client service partner for many accounts, Mr. Bell served in Deloitte’s national office as an accounting consultation partner and as chief of staff. As a consultation partner, he consulted with engagement teams addressing complex technical accounting issues. In his operational role as chief of staff, David focused on technical and organizational efforts to restructure and refocus the accounting, SEC reporting, and auditing divisions to better serve clients. Mr. Bell graduated with a degree of Bachelor of Business Administration in accounting, summa cum laude, from Harding University, where he also serves on the university’s President’s Council. Mr. Bell is a Certified Public Accountant (“CPA”), licensed in Illinois and Virginia, and a member of the American Institute of CPAs, Illinois CPA Society, and the Virginia Society of CPAs.

Glen R. Ives
Glen R. Ives, 67, served as our Chief Growth Officer and the chief executive officer of the Navy/Marine Corps division from February 2021 to February 2022. Mr. Ives currently serves as the chief executive officer of Corvus, the president of government sales and operations and our COO since February 2022. From July 2008 to January 2021, Mr. Ives served as the general vice president, chief executive officer, president, and chief executive officer for Sabre Systems, Inc. where he brought together a world class team of technology solutions and services enterprise, providing software and systems engineering solutions for mission critical requirements across the high value domains of Cyber, AI/ML, C5ISR, data science and analytics, cloud technologies, and digital transformation. A graduate of the United States Naval Academy and United States Army War College, he served as a Naval Officer and Naval Aviator deployed throughout the world and across the U.S. prior to joining Sabre Systems, Inc. Mr. Ives holds a Bachelor of Science in political science from the United States Naval Academy.

PROXY STATEMENT	19

Ownership of Common Stock
Directors and Officers
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 4, 2023 , referred to in the table below as the "Beneficial Ownership Date," by:
•each person known by us to be a beneficial owner of 5% or more of the outstanding shares of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees, and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 47,436,762 shares of common stock outstanding as of the Beneficial Ownership Date.
Except as otherwise indicated, the address of each of the persons in this table is c/o Castellum, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814.

	Shares Beneficially Owned		Shares Beneficially Owned		Shares Beneficially Owned		% of Total Voting Power
	Common Stock		Series A Preferred Stock		Series C Preferred Stock
Name of Beneficial Owner	Number	%	Number	%	Number	%
Named Executive Officers and Directors:
Mark S. Alarie (1)	112,920	*	—	—	—	—	*
David T. Bell (2)	1,179,724	2.43%	—	—	—	—	2.38%
Laurie Buckhout (3)	12,360,971	20.68%	—	—	—	—	20.31%
John F. Campbell (4)	201,537	*	—	—	—	—	*
Bernard S. Champoux (5)	129,537	*	—	—	—	—	*
Patricia Frost (6)	137,920	*	—	—	—	—	*
Mark C. Fuller (7)	9,911,524	19.95%	—	—	—	—	19.53%
Glen R. Ives (8)	1,052,348	2.18%	—	—	220,000	28.57%	2.14%
Emil Kaunitz (9)	2,062,356	4.34%	—	—	100,000	12.98%	4.25%
C. Thomas McMillen (10)	161,974	*	—	—	—	—
Jay O. Wright (11)	11,659,578	23.47%	—	—	—	—	22.97%
Named executive officers and directors as a group (11 persons)	38,970,389	58.49%	—	—	330,000	41.55%	57.74%
5% Stockholders:
Jean and Nathalie Ekobo (12)	6,556,875	13.65%	5,875,000	100.00%	—	—	13.52%
Crom Cortana Fund LLC (13)	4,149,780	8.04%	—	—	—	—	7.88%
* Less than 1%.

20	Castellum, Inc.

Ownership of Common Stock
(1)Shares owned include 62,500 shares of common stock over which Mr. Alarie has sole dispositive and voting power and 50,420 shares of common stock issued pursuant to a restricted stock grant under the terms of the 2021 Stock Incentive Plan, which vest 4,202 per month through December 31, 2023 over which Mr. Alarie has sole dispositive and voting power.
(2)Shares owned include (i) 14,724 shares of common stock over which Mr. Bell has sole dispositive and voting power, (ii) 500,000 warrants that are exercisable into 500,000 shares of common stock over which Mr. Bell has sole dispositive and voting power, and (iii) 2,160,000 stock options that are exercisable into 2,160,000 shares of common stock, which vest over time over which Mr. Bell has sole dispositive and voting power.
(3)Shares owned include 16,290 shares of common stock over which Mrs. Buckhout has sole dispositive and voting power. Mrs. Buckhout is the sole trustee of the BCR Trust, which is the holder of the BCR Trust Note which is convertible into 12,344,681 shares of common stock, over which she has sole voting and dispositive power. Mrs. Buckhout may be deemed the beneficial owner of 12,360,971 shares of the Company's common stock.
(4)Shares owned include (i) 76,117 shares of common stock over which Mr. Campbell has sole dispositive and voting power, (ii) 75,000 stock options that are exercisable into 75,000 shares of common stock over which Mr. Campbell has sole dispositive and voting power, and (iii) 50,420 shares of common stock issued pursuant to a restricted stock grant under the terms of the 2021 Stock Incentive Plan, which vest 4,202 per month through December 31, 2023 over which Mr. Campbell has sole dispositive and voting power.
(5)Shares owned include (i) 54,116 shares of common stock over which Mr. Champoux has sole dispositive and voting power, (ii) 25,000 stock options that are exercisable into 25,000 shares of common stock over which Mr. Champoux has sole dispositive and voting power, and (iii) 50,420 shares of common stock issued pursuant to a restricted stock grant under the terms of the 2021 Stock Incentive Plan, which vest 4,202 per month through December 31, 2023 over which Mr. Champoux has sole dispositive and voting power.
(6)Shares owned include (i) 12,500 shares of common stock over which Ms. Frost has sole dispositive and voting power, (ii) 75,000 stock options that are exercisable into 75,000 shares of common stock over which Ms. Frost has sole dispositive and voting power, and (iii) 50,420 shares of common stock issued pursuant to a restricted stock grant under the terms of the 2021 Stock Incentive Plan, which vest 4,202 per month through December 31, 2023 over which Ms. Frost has sole dispositive and voting power.
(7)Mr. Fuller may be deemed to be the beneficial owner of 9,911,524 shares of common stock, which total is comprised of (i) 7,547,519 shares of common stock held by The Mark Chappelle Fuller Revocable Trust, Mark Fuller, TTEE, of which Mr. Fuller is the trustee and over which he has sole dispositive and voting power, (ii) 50,000 shares of common stock held by Janice Lynn Dudley Revocable Trust, Janice Lynn Dudley, TTEE, of which Ms. Dudley is the trustee and over which Ms. Dudley has sole dispositive and voting power, (iii) 25,000 shares of common stock held by Katherine Fuller over which Ms. Fuller has sole dispositive and voting power, (iv) 25,000 shares of common stock held by Michael Fuller over which Michael Fuller has sole dispositive and voting power, and (v) 2,248,865 warrants that are exercisable into 2,248,865 shares of the Company’s common stock over which Mr. Fuller has sole dispositive and voting power.
(8)Shares owned include (i) 187,616 shares of common stock over which Mr. Ives has sole dispositive and voting power, (ii) 220,000 shares of Series C preferred stock which is convertible into 137,500 shares of common stock over which Mr. Ives has sole dispositive and voting power, and (iii) 2,400,000 stock options that are exercisable into 2,400,000 shares of common stock, of which 727,232 are vested and 1,672,768 which vest over time or subject to meeting certain performance measures over which Mr. Ives has sole dispositive and voting power.
(9)Shares owned include (i) 1,999,856 shares of common stock over which Mr. Kaunitz has sole dispositive and voting power and (ii) 100,000 shares of Series C preferred stock which is convertible into 62,500 shares of common stock over which Mr. Kaunitz has sole dispositive and voting power.
(10)Shares owned include (i) 30,567 shares of common stock over which Mr. McMillen has sole dispositive and voting power and (ii) 50,420 shares of common stock issued pursuant to a restricted stock grant under the terms of the 2021 Stock Incentive Plan, which vest 4,202 per month through December 31, 2023 over which Mr. McMillen has sole dispositive and voting power.
(11)Shares owned include (i) 9,407,913 shares of common stock over which Mr. Wright has sole dispositive and voting power, (ii) 1,400 shares of common stock owned by Corinne Wright over which Mr. Wright has shared dispositive and voting power, (iii) 1,400 shares of common stock owned by Theodore Wright over which Mr. Wright has shared dispositive and voting power, (iv) and 2,248,865 warrants that are exercisable into 2,248,865 shares of common stock over which Mr. Wright has sole dispositive and voting power. Mr. Wright may be deemed to be the beneficial owner of 11,659,578 shares of the Company's common stock.
(12) Mr. and Mrs. Ekobo stock ownership includes a combination of family-related shareholdings made up of the Company’s common stock and Series A preferred stock. The following share ownership reflects the shares of common stock held by each family member: (i) Jean Machetel Ekobo Embessee, 108,261, (ii) Jean Machetel Ekobo Embesse and Nathalie Fournier Ekobo Ttee, 4,555,614, (iii) Nathalie Fournier Ekobo, 669,805, (iv) LePrince Pierre Ekobo, 118,862, (v) Rachel Koum Ekobo, 52,500, (vi) Rachel Embesse Ekobo, 100,000, (vii) Ndedi Ekobo, 50,000, (viii) Jean Fournier, 50,000, (ix) Jean-Michelle Edouard Fornier, 28,000, and (x) Marlyse Fournier, 235,834 . The Fornier Ekobo Revocable Family Trust is the holder of 5,875,000 shares of the Company’s Series A preferred stock which is convertible into 587,500 shares of the Company’s common stock. Mr. and Mrs. Ekobo have shared voting and dispositive power and may be deemed the beneficial owners of 6,556,875 shares of the Company’s common stock.

PROXY STATEMENT	21

Ownership of Common Stock
(13)Based upon information provided in a Schedule 13G filed with the SEC on February 22, 2023, Crom Cortana Fund LLC ("CCF") is the beneficial owner of 4,149,780 shares of common stock, which includes only 445,130 shares of the Company's common stock issuable upon the exercise of warrants to purchase 1,356,250 shares of common stock. CCF is also the holder of a convertible promissory note in the principal amount of $840,000 (the "CCF Note") which is convertible into 700,000 shares of common stock. Liam Sherif and Yang Yu Chen hold voting and dispositive power over the shares held by CCF and may be deemed the beneficial owner of 4,149,780 shares of common stock. CCF has a limitation on the amount of its beneficial ownership in the securities purchase agreement with the Company pursuant to which CCF will not exercise its warrants or convert the CCF Note if, following such exercise or conversion, CCF would own more than 9.9% of the Company’s issued and outstanding shares of common stock. The address for CCF and other reporting persons is 228 Park Avenue South PMB 57033, New York, NY 10003.

22	Castellum, Inc.

Ownership of Common Stock
Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Hedging transactions may permit a director, officer, or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers, and employees are prohibited by our Insider Trading Policy from engaging in any such transactions. Our Insider Trading Policy prohibits employees, officers, and directors from pledging Company securities as collateral for a loan.
Policy on Stock Pledging
Our Insider Trading Policy prohibits employees, officers, and directors from pledging Company securities as collateral for a loan.
Clawback Policy
We have adopted a clawback policy. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officer who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. As of October 12, 2022, this policy is administered by the Compensation, Culture, and People Committee of our Board. The policy is effective for financial statements for periods beginning on or after January 1, 2022.
Once the NYSE American issues a listing standard adopting the final rules adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review this policy and make any amendments necessary to comply with the new rules.

PROXY STATEMENT	23

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our officers, directors, and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from the reporting persons, we believe that, during our fiscal year ended December 31, 2022 there was one untimely filed Section 16(a) report by the Company's Section 16(a) reporting persons as follows: Mark C. Fuller filed one late Form 4 reporting one transaction related to the acquisition of common shares on December 2, 2022.

24	Castellum, Inc.

Executive Compensation
The executive compensation disclosure rules applicable to "emerging growth companies" (such as the Company) require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our named executive officers ("NEOs"). Our NEOs for fiscal year ended December 31, 2022 are:

•Mark C. Fuller, our President and Chief Executive Officer; •Jay O. Wright, our Vice Chairman, General Counsel, Chief Strategy Officer; and •David T. Bell, our Chief Financial Officer.

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the fiscal years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Mark C. Fuller Chief Executive Officer	2022	304,780	—	—	1,432,841	64,505	59,508	1,861,634
	2021	260,769	—	—	1,903,132	93,320	54,086	2,311,307
Jay O. Wright General Counsel, Chief Strategy Officer	2022	304,780	—	—	1,432,841	64,505	59,032	1,861,157
	2021	260,769	—	—	1,903,132	93,320	50,072	2,307,293
David T. Bell(4) Chief Financial Officer	2022	188,874	—	—	7,002,780	50,000	14,858	7,256,512
	2021	—	—	—		—	—	—
(1) Amounts shown in "Option Awards" column reflect the amount of stock-based compensation related to grants of warrants to Messrs. Fuller, Wright, and Bell pursuant to the terms of their respective employment agreements and the amount of stock option compensation to Mr. Bell pursuant to the terms of his employment agreement. The amounts reported as stock based compensation for Messrs. Fuller, Wright, and Bell reflect the grant date fair value of the warrants granted to them in accordance with ASC 718. The amounts reported as stock based compensation for Messrs. Fuller, Wright, and Bell for each warrant grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The amounts reported as stock based compensation for Mr. Bell reflect the grant date fair value of the stock options granted to him in accordance with ASC 718. The fair value of each option grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The assumptions that we used to calculate these amounts are discussed in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 , and incorporated by reference herein.
(2) Amounts shown in the “Bonus” column reflect the amount of cash bonus Messrs. Fuller, Wright, and Bell received pursuant to the terms of their respective employment agreements. In 2022 Messrs. Fuller, Wright, and Bell each received $50,000 upon the Company's common stock trading on the NYSE American LLC. In 2022 Messrs Fuller and Wright each received a cash bonus in an amount equal to 4% of the trailing 12 month EBIDTA for the business acquisition with Lexington Solutions Group, LLC. which equalled $14,505. In 2021 Messrs. Fuller and Wright each received a cash bonus in an amount equal to 4% of the trailing 12 month EBITDA for each of the following acquisitions: (a) $12,000 for the acquisition of Mainnerve Federal Services, Inc., (b) $25,000 for the acquisition of Merrison Technologies, Inc., (c) $37,320 for the acquisition of Specialty Systems, Inc., and (d) $19,000 for the Pax River Naval Base contracts from the Albers Group.
(3) The named executive officers participate in a group term life plan that is generally available to salaried employees. Messrs. Wright and Bell also participated in the Company's 401(k) plan and received matching company contributions. Messrs. Fuller and Wright received a stipend of $4,000 per month to cover the cost of health insurance premiums.
(4) Mr. Bell was appointed as the Company's Chief Financial Officer on April 25, 2022.

PROXY STATEMENT	25

Executive Compensation
The Company has developed an executive compensation program that is consistent with the Company’s existing compensation policies and philosophies, which are designed to align compensation with its business objectives and the creation of stockholder value, while enabling it to attract, motivate, and retain individuals who contribute to its long-term success. Decisions on the executive compensation program are made by the Compensation, Culture, and People Committee of the Board and, as necessary, approved by the entire Board of Directors.
Decisions regarding executive compensation reflect a belief that our executive compensation program must be competitive in order to attract and retain highly competent executive officers as well as include a significant element of pay for performance. The Compensation, Culture, and People Committee seeks to implement these compensation policies and philosophies by linking a significant portion of the Company’s executive officers’ cash compensation to the achievement of annual performance objectives and by providing a portion of their compensation as both annual and long-term incentive compensation in the form of equity awards. Further, the Compensation, Culture, and People Committee seeks to tie our executive compensation levels to the compensation practices of our peer companies and the shareholder returns achieved by those peer companies by setting our relative executive compensation percentile levels comparable to the relative shareholder return percentile level achieved by the Company as compared to its peer companies.
Compensation for the Company’s executive officers has three primary components: base salary,an annual cash incentive bonus, and long-term equity-based incentive compensation.
Employment Agreements and Potential Payments Upon Termination or Change in Control
On April 1, 2020 we entered into employment agreements with each of Mr. Fuller and Mr. Wright . The employment agreements have a term of four years and provide an annual base salary of $330,000 (the “Executives' Base Salary”). The Executives' Base Salary will increase as follows: (i) $30,000 per month upon the Company achieving an annualized revenue run rate of $60,000,000 or greater and (ii) $40,000 per month upon the Company achieving an annualized revenue run rate of $75,000,000 or greater. The Executives' Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices.
Additionally, Messrs. Fuller and Wright shall be eligible to earn a performance bonus (the “Executives' Performance Bonus”). The Company shall pay to Messrs. Fuller and Wright a cash bonus equal to the lesser of (i) one percent (1%) of the trailing twelve (12) month revenues of each business acquired by the Company during the term of the employment agreement, or (ii) four percent (4%) of the trailing twelve month EBIDTA of each business acquired by the Company during the term of the employment agreement, provided that, for a bonus to be due, such acquisition must be accretive to the Company on both a revenue per share and an EBIDTA per share basis. In addition to the cash bonus, Messrs. Fuller and Wright shall be entitled to receive .05 of one warrant to purchase shares of the Company’s common stock for each one dollar ($1) of revenue acquired in any acquisition completed by the Company during the term of the employment agreement. Each warrant shall have a seven (7) year term and shall have an exercise price equal to the price used to value shares of the Company’s common stock issued as part of the purchase price consideration, or in the event shares of common stock are not issued, the trailing thirty (30) day moving average closing price of the Company’s common stock. Messrs. Fuller and Wright earned an additional bonus of (i) $50,000 and 500,000 warrants to purchase the Company’s common stock with an exercise price of $2.00 upon the Company’s common stock trading on the NYSE American LLC and (ii) $125,000 and 1,250,000 warrants to purchase the Company’s common stock with an exercise price of $2.40 upon the Company joining the Russell 3000 and/or Russell 2000 stock index(ices). The agreements entitle Messrs. Fuller and Wright to receive various employee benefits generally made available to other officers and senior executives of the Company.
If Messrs. Fuller and Wright terminate their employment with the Company without good reason or their employment is terminated (i) as a result of their death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company will pay or provide Messrs. Fuller and Wright (a) those benefits as required by law, (b) for any earned but unpaid Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Messrs. Fuller’s or Wright's employment is terminated by the Company without cause or by him for good reason, then Messrs.. Fuller and Wright shall be entitled to receive the Executives' Base Salary for a period equal to the earlier of (x) twelve (12) months following the termination date and (y) the date on which the employment period would have expired had the employment period not been terminated earlier by the Company without cause or by Messrs. Fuller or Wright without good reason (the “Executives'

26	Castellum, Inc.

Executive Compensation
Severance Payments”). In order to qualify for the Executives' Severance Payments the executive must execute and not revoke a mutual release agreement in a form reasonably acceptable to the Company. The employment agreement contain customary confidentiality restrictions, non-competition covenants, non-disparagement covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.
On April 25, 2022 we entered into an employment agreement with David T. Bell to serve as our Chief Financial Officer. The employment agreement expires on April 30, 2025 and automatically renews for successive one-year periods, unless terminated by the Company or Mr. Bell, with ninety (90) days advance notice of its intent not to renew. The agreement provides for an annual base salary of $287,500 (the “Bell Base Salary”). The Bell Base Salary will increase as follows: (i) $25,000 per month upon the Company achieving an annualized revenue run rate of $60,000,000 or greater; (ii) $35,000 per month upon the Company achieving an annualized revenue run rate of $75,000,000 or greater; (iii) $40,000 per month upon the Company reaching an annualized revenue run rate of $150,000,000 or greater and adjusted EBITDA margin of no less than 7%; and (iv) $45,000 per month upon the Company reaching an annualized revenue run rate of $300,000,000 or greater and adjusted EBITDA margin of no less than 8%. The Bell Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices.
Additionally, Mr. Bell shall be eligible to earn a performance bonus (the “Bell Performance Bonus”) at the discretion of the Board with target bonuses that are the following percentages of Bell Base Salary based on certain performance criteria set forth in the employment agreement: (i) 50% of Bell Base Salary of less than $35,000 per month; (ii) 60% of Bell Base Salary of $35,000 to less than $40,000 per month; and (iii) 100% of Bell Base Salary of $40,000 or more per month. The performance criteria include (a) ensuring on time filing of all periodic filings (Form 10-Q and Form 10-K) and event driven filings (Form 13(d), Section 16 filings (Forms 3 and 4) and Form 8K); (b) ensuring on time filings and payment of all federal, state and local tax obligations; and (c) preparing an annual consolidated draft budget based on subsidiary budgets by October 31 each year. Mr. Bell earned an additional bonus of (i) $50,000 and 500,000 warrants to purchase the Company’s common stock with an exercise price of $2.00 upon the Company’s common stock trading on the NYSE American LLC and is entitled to earn $100,000 and 750,000 warrants to purchase the Company’s common stock with an exercise price of $2.40 upon the Company joining the Russell 3000 and/or Russell 2000 stock index(ices). The Board may pay an additional bonus (separate from any target) in its sole discretion.
As an additional incentive for entering into the employment agreement, Mr. Bell was granted 1,800,000 stock options to purchase the Company’s common stock at an exercise price of $3.80 per share. The stock options vest ratably over the first 36 months of employment with the Company. In the event of a change in control of the Company, unvested options shall not vest unless (i) Mr. Bell is not given a commensurate position in the resulting organization, or (ii) the change in control transaction results in a price to stockholders of at least $8.00 per share. The agreement entitles Mr. Bell to receive various employee benefits generally made available to other officers and senior executives of the Company.
If Mr. Bell terminates his employment with the Company without good reason or his employment is terminated (i) as a result of his death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company will pay or provide Mr. Bell (a) those benefits as required by law, (b) for any earned but unpaid Bell Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Bell Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Mr. Bell’s employment is terminated by the Company without cause or by him for good reason, then Mr. Bell shall be entitled to receive for a period of twelve (12) months following the termination date, the Bell Base Salary (the “Bell Severance Payments”). In order to qualify for the Bell Severance Payments Mr. Bell must execute and not revoke a mutual release agreement in a form reasonably acceptable to the Company. The employment agreement contains customary confidentiality restrictions, non-competition covenants, non-disparagement covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.

PROXY STATEMENT	27

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2022.

	Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark C. Fuller	05/2/2022	180,509	—	$3.80	05/1/2029	—	—
Mark C. Fuller	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
Jay O. Wright	05/2/2022	180,509	—	$3.80	05/1/2029	—	—
Jay O. Wright	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
David T. Bell(1)	4/25/2022	400,000	1,400,000	$3.80	4/24/2029	—	—
David T. Bell	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
(1) The stock options granted to Mr. Bell pursuant to the terms of his employment agreement vest 37,500 per month.

28	Castellum, Inc.

Equity Compensation Plan Information
The following table summarizes the number of shares of common stock to be issued upon the exercise of outstanding options, warrants, and rights granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining for future issuance under our equity compensation plan as of December 31, 2022, the end of the most recently completed fiscal year.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plan approved by stockholders(1)	562,500	$1.88	1,877,500
Total	562,500	$1.88	1,877,500
(1)Consists of a total of 2,500,000 shares of common stock available for issuance under the 2021 Stock Incentive Plan of which options to purchase 562,500 shares of common stock and 60,000 shares of restricted common stock have been granted .
(2)Excludes restricted stock awards because they have no exercise price.
(3)Consists of shares of common stock available for issuance under the 2021 Stock Incentive Plan.

PROXY STATEMENT	29

Certain Relationships and Related-Party and Other Transactions
Other than compensation arrangements for our named executive officers and directors, which are described below, the only related party transactions to which we were a party during the year ended December 31, 2022 are as follows, each of which was entered into prior to the adoption of the approval procedures described above.

Buckhout Charitable Remainder Trust
On April 4, 2022, the Company entered into a letter agreement with the Buckhout Charitable Remainder Trust ("BCR Trust") whereby the Company made a partial repayment of $500,000 to reduce the principal amount owed under the terms of the amended and restated note held by the Buckhout Charitable Remainder Trust ("BCR Trust") to $3,709,617, that has a maturity date of September 30, 2024 (the "BCR Trust Note"). The Company made an additional principal payment in the amount of $500,000 in October 2022. Laurie Buckhout, the trustee of the BCR Trust is the Company's Chief Revenue Officer and a director of the Company. The BCR Trust Note bears interest at five percent (5%) and is convertible into the Company's common stock at $0.26 per share.
Interest expense recorded in connection with the BCR Trust which includes amortization of discount and premium for the years ended December 31, 2022 was $1,535,840. As of March 31, 2023, the outstanding principal amount on the BCR Trust Note was $3,209,617.
Emil Kaunitz Note Payable
On August 12, 2021, the Company entered into a note payable with Emil Kaunitz in the principal amount of $400,000, that has a maturity date of December 31, 2024 (the "Kaunitz Note"). Emil Kaunitz is the President of the Company's subsidiary, SSI, and is a director of the Company. The Kaunitz Note has a per annum interest rate of five percent (5%).
Interest expense recorded in connection with the Kaunitz Note for the year ended December 31, 2022 was $20,000. As of March 31, 2023, the outstanding principal amount on the Kaunitz Note was $400,000.

Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers pursuant to which we have agreed to indemnify such individuals against certain liabilities arising out of service as a director or officer of the Company and its subsidiaries. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our Amended and Restated Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.

30	Castellum, Inc.

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board of Directors has appointed RSM US LLP ("RSM") as our independent registered public accounting firm for the fiscal year ending December 31, 2023. We are asking our stockholders to ratify the selection of RSM as our independent registered public accounting firm. Although ratification is not required by our Amended and Restated Bylaws or otherwise, we are submitting the election of RSM to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Castellum, Inc. and our stockholders. Representatives of RSM are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Castellum, Inc. by RSM for the fiscal years ended December 31, 2022 and December 31, 2021.

	2022	2021
Audit Fees (1)	$302,950	$192,800
Audit-Related Fees	282,730	-
Tax Fees	106,023	43,796
All Other Fees	-	-
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chair of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2022, all fees paid to RSM have been approved by the Audit Committee.

The Board recommends a vote "FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

PROXY STATEMENT	31

Audit Committee Report
With respect to Castellum, Inc.'s ("Castellum" or the "Company") financial reporting process, the management of Castellum is responsible for establishing and maintaining internal controls and preparing 's consolidated financial statements. Castellum's independent registered public accounting firm, RSM US LLP (“RSM”) is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Castellum's financial statements. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of RSM included in its audit of Castellum's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with Castellum's management and with RSM, including the results of the independent registered public accounting firm's audit of Castellum's financial statements. We have also discussed with RSM all matters required to be discussed by the Standards of the Public Company Accounting Oversight Board ("PCAOB") for communication with audit committees, under which RSM must provide us with additional information regarding the scope and results of its audit of Castellum's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM's communications with the Audit Committee concerning independence, and have discussed with RSM its independence from Castellum, as well as any relationships that may impact RSM's objectivity and independence.
Based on our review of the matters noted above and our discussions with Castellum's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Castellum's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.
Members of the Audit Committee:

C. Thomas McMillen, Chair
John F. Campbell
Patricia Frost.

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

32	Castellum, Inc.

Compensation, Culture, and People Committee Report
The following Compensation, Culture, and People Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
The Compensation, Culture, and People Committee has reviewed and discussed this Compensation Discussion and Analysis with management. Based on the foregoing review and discussions and such other matters the Compensation. Culture, and People Committee deemed relevant and appropriate, the Compensation, Culture, and People Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation, Culture, and People Committee:

Patricia Frost, Chair
Mark S. Alarie
John F. Campbell
Bernard S. Champoux

PROXY STATEMENT	33

Nominating and Governance Committee Report
The Nominating and Governance Committee did not meet during the year ended December 31, 2022. Accordingly, no Report of the Nominating and Governance Committee was issued for the year ended December 31, 2022.

34	Castellum, Inc.

Availability of Annual Report
on Form 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on our website at http://www.castellumus.com under the section "Financials." Alternatively, stockholders can request a paper copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 by writing to: Castellum, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814. Attention: Corporate Secretary.

PROXY STATEMENT	35

Frequently Asked Questions and Answers
Why am I receiving these materials?
The Board of Directors of Castellum, Inc.. is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2023 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on May 25, 2023 at 10:00 a.m. (Eastern Time) at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 1650 Tysons Blvd, Suite 1400, McLean, VA 22102.
What is included in these materials?
These materials include this Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy card. We are first making these materials available to you on the Internet on or about April 10, 2023.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.To ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2023; and
3.To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of the seven (7) director nominees; and
•"FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2023 .
Who is entitled to vote at the Annual Meeting?
Holders of our common stock, Series A preferred stock, and Series C preferred stock as of the close of business on March 31, 2023, the record date, may vote at the Annual Meeting. The holders of common stock, the Series A preferred stock, and Series C preferred stock shall vote together as a single class.
As of the record date, there were 47,436,762 shares of our common stock outstanding. Each share of common stock is entitled to one vote. The holders of our Series A preferred stock and Series C preferred stock are entitled to vote on an as-converted basis. As of the record date, there were 5,875,000 shares of Series A preferred stock and 770,000 shares of Series C preferred stock outstanding. The Series A preferred stock is convertible into .10 of a share of common stock, or 587,500 shares of common stock, and the Series C preferred stock is convertible into 0.625 of a share of common stock, or 481,250 shares of common stock.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

36	Castellum, Inc.

Questions and Answers
If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by us. As a stockholder of record, you may vote your shares in person at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•In Person. You may vote in person at the Annual Meeting. You must request a ballot when you arrive.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, May 24, 2023.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee .
•In Person. If you wish to vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank, or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Castellum's common stock in more than one account. You should vote via the Internet, by telephone, by mail, or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Mark C. Fuller and Jay O. Wright to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

PROXY STATEMENT	37

Questions and Answers
•Written notice to our Corporate Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•Voting in person at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.
Can I attend the Annual Meeting?
You are invited to attend the Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the Annual Meeting. In order to enter the Annual Meeting, you must be prepared to present photo identification acceptable to us, such as a valid driver's license or passport. If you are a beneficial owner, you will need to provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of at least 50% of the outstanding shares of stock entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes cast	No
Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
What is the impact of abstentions, withhold votes, and broker non-votes?
Abstentions, withhold votes, and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote for each of the proposals. Under the rules of the NYSE American, without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the election of directors. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?

38	Castellum, Inc.

Questions and Answers
We will announce preliminary voting results, and if available, final voting results at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
How can I obtain Castellum's Form 10-K and other financial information?
Stockholders can access our 2022 Annual Report, which includes our Form 10-K, and other financial information, on our website at http://www.castellumus.com under the caption "Investors." Alternatively, stockholders can request a paper copy of the 2022 Annual Report by writing to: Castellum, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814. Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
Stockholders interested in presenting a proposal for inclusion in the proxy statement for the 2024 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814, Attention: Corporate Secretary, by December 12, 2023, which is 120 calendar days before the anniversary of the date the Company’s proxy statement was released in connection with the previous year’s annual meeting.

As detailed in our Amended and Restated Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must be delivered to or mailed and received at the address set forth above on or after February 26, 2024, but not later than March 26, 2024, and include all the information required by our Amended and Restated Bylaws and any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder proposals must be delivered not earlier than the 90th day prior the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
How do I recommend a director nominee?
Stockholders interested in nominating an individual for election as director at the 2024 Annual Meeting of Stockholders may do so by sending their written nomination to: Castellum, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814. Attention: Corporate Secretary, on or after February 26, 2024 , but no later than March 26, 2024. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder nominations must be delivered not earlier than the 90th day prior the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

As detailed in our Amended and Restated Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include all the information required by our Amended and Restated Bylaws and any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

PROXY STATEMENT	39

Questions and Answers
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024. However, if the 2024 annual meeting of stockholders is held more than 30 days before or after the anniversary of the 2023 annual meeting of stockholders, then such notice and the information required thereunder must be received by the later of 60 days prior to the date of the 2024 annual meeting of stockholders or the 10th day following the day on which we first publicly announce the date of the 2024 annual meeting of stockholders.

40	Castellum, Inc.

Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

PROXY STATEMENT	41

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11463-P91985 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V11464-P91985

CASTELLUM, INC.
Annual Meeting of Shareholders
May 25, 2023 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Common Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 25, 2023 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11465-P91985

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V11466-P91985

CASTELLUM, INC.
Annual Meeting of Shareholders
May 25, 2023 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Series A Preferred Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 25, 2023 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11467-P91985

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V11468-P91985

CASTELLUM, INC.
Annual Meeting of Shareholders
May 25, 2023 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Series C Preferred Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 25, 2023 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side